STOCK PURCHASE AGREEMENT

     THIS  STOCK  PURCHASE  AGREEMENT,  dated  as of  December  31,  1997  (this
"Agreement"), by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 45 Hartwell Avenue, Lexington, Massachusetts 02173 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, outstanding shares of Common Stock, $.01 par value (the "Nexar Common Stock"), of Nexar Technologies, Inc., a Delaware corporation ("Nexar"), held by the Company, upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, in connection herewith the Company and the Buyer have executed and delivered, one to the other, an Exchange Agreement, dated as of the date hereof (the "Exchange Agreement");

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

     (a) PURCHASE OF SHARES. The Buyer hereby agrees to purchase from the Company on the Closing Date the number of shares (the "Nexar Shares") of Nexar Common Stock set forth on the signature page of this Agreement for the purchase price set forth on the signature page of this Agreement.

     (b) DELIVERIES TO ESCROW AGENT AND FORM OF PAYMENT. Promptly after the execution and delivery of this Agreement by the parties hereto, but in no event later than the Closing Date, the Buyer shall deposit the purchase price for the Nexar Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX I (the "Joint Escrow Instructions") against delivery of the Nexar Shares to the Buyer at the closing. Promptly after the execution and delivery of this Agreement by the parties hereto, but in no event later than the Closing Date, the Company shall deliver a certificate for the Nexar Shares (which will include 39,264 shares of Common Stock which are not included in the Nexar Shares and which are not being sold or transferred to the Buyer pursuant to this Agreement) to the Escrow Agent against delivery of the purchase price for the Nexar Shares to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth herein in full.

     (c) METHOD OF PAYMENT. Deposit of the purchase price for the Nexar Shares by the Buyer with the Escrow Agent shall be made by wire transfer of funds to:

                  Citibank, N.A.
                  153 East 53rd Street
                  New York, New York 10043

                  ABA#021000089
                  For Further Credit to A/C#37179446
                  for credit to the account of Brian W. Pusch
                  Attorney Escrow Account
                  Reference:  Advantage/Palomar

     (d) CLOSING DELIVERIES. At the closing, the Nexar Shares shall be held by the Escrow Agent until the Escrow Release Date (as defined herein) and an amount equal to the purchase price to be paid by the Buyer for the Nexar Shares shall be held by the Escrow Agent until the Escrow Release Date.

2.   BUYER REPRESENTATIONS, WARRANTIES, ETC.

     The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     (a)  PURCHASE  FOR  INVESTMENT.  The Buyer is  acquiring  the rights  under
Section 8 of this Agreement (the "Price Guarantee Rights") for its own account for investment only and not with a view towards the public sale or distribution thereof;

     (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "1933 Act"), by reason of Rule 501(a)(3);

     (c) REOFFERS AND RESALES. All subsequent offers and sales of the Price Guarantee Rights by the Buyer shall be made pursuant to registration of the Price Guarantee Rights under the 1933 Act or pursuant to an exemption from registration;

     (d) COMPANY RELIANCE. The Buyer understands that the Company is agreeing with the Buyer concerning the Price Guarantee Rights in reliance on exemptions from the registration requirements of the 1933 Act and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to receive the Price Guarantee Rights;

     (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Price Guarantee Rights which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 1997, (3) Current Report on Form 8-K dated
December 9, 1997, and (4) Amendment No. 1 to the Company's Registration Statement on Form S-3 (Registration No. 333-42129) (the "Company Registration Statement") filed with the SEC on December 18, 1997 (collectively, the "SEC Reports"); the Buyer has had the opportunity to obtain and to review the Prospectus, dated April 15, 1997 as supplemented to the date of this Agreement, of Nexar relating to the Nexar Shares (the "Nexar Prospectus"); and the Buyer understands that the Price Guarantee Rights and its investment in the Nexar Shares involve a high degree of risk;

     (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Nexar Shares or the Price Guarantee Rights;

     (g) AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

     (h) FORWARD-LOOKING INFORMATION. The Buyer acknowledges that, except for the historical material contained herein or in the SEC Reports, the matters disclosed herein and therein regarding the Company and its subsidiaries are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product development, commercialization and technological difficulties, capacity and supply constraints or difficulties, the results of financing efforts, actual purchases under agreements, the effect of the Company's accounting policies, and other risks detailed in the SEC Reports. Actual results could differ materially from those estimated or anticipated in these forward-looking statements. Without limiting the generality of the foregoing, the Buyer acknowledges the Risk Factors set forth in the Company Registration Statement.

3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

     The Company represents and warrants to, and covenants and agrees with, the Buyer that:

     (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority (i) to own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

     (b) CONCERNING THE NEXAR SHARES. The Nexar Shares have been duly authorized by Nexar and are fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The Nexar Shares are owned beneficially and of record by the Company, free and clear of all liens, pledges, charges, equities, encumbrances, claims and rights of others of any nature whatsoever and, upon transfer of the Nexar Shares to the Buyer pursuant to this Agreement, the Buyer will acquire good and marketable title to such shares, free and clear of all liens, pledges, charges, equities, encumbrances, claims and rights of others of any nature whatsoever. There are no preemptive rights or similar rights of any stockholder of the Company, as such, to acquire any of the Nexar Shares or the Price Guarantee Rights.

     (c) AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     (d) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     (e) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (x) the execution, delivery and performance by the Company of this Agreement, (y) the transfer and delivery of the Nexar Shares to the Buyer pursuant to this Agreement and (z) the incurrence or performance by the Company of its obligations with respect to the Price Guarantee Rights, other than the requirements of any applicable blue sky laws.

     (f) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement (other than the Nexar Prospectus), including, without limitation, the information referred to in Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (g) ABSENCE OF CERTAIN CHANGES. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole, except as disclosed in the SEC Reports.

     (h) ABSENCE OF CERTAIN PROCEEDINGS. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     (i) PROPERTIES. The Company and its subsidiaries have good title to all property real and personal (tangible and intangible) and other assets owned by them, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. The leases, licenses or other contracts or instruments under which the Company and its subsidiaries lease, hold or are entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or its subsidiaries. Neither the Company nor any of its subsidiaries has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

     (j) LABOR RELATIONS. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any of its subsidiaries.

     (k) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC since December 31, 1996. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act").

     (l) CONCERNING THE NEXAR SHARES. The Nexar Shares may be sold by the Company to the Buyer pursuant to the Registration Statement of which the Nexar Prospectus forms a part and upon acquisition of the Nexar Shares from the Company pursuant to this Agreement, the Buyer may resell such shares without registration under the 1933 Act and without restriction on the volume or manner of sale thereof so long as the Buyer is not an "affiliate" (as such term is defined for purposes of the 1933 Act) of Nexar, subject to applicable limitations on trading in securities while in possession of material non-public information concerning Nexar.

4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) TRANSFER RESTRICTIONS. The Buyer acknowledges that the Price Guarantee Rights have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder for resale or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Price Guarantee Rights or portion thereof to be sold or transferred may be sold or transferred without such registration; (2) any sale of the Price Guarantee Rights made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Price Guarantee Rights or any portion thereof under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Price Guarantee Rights under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof).

     (b) REPORTING STATUS. So long as the Company shall have any obligation under this Agreement with respect to the Price Guarantee Rights, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not, prior to the date which is two years after the Closing Date, terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (c) USE OF PROCEEDS. Neither the Company nor any subsidiary of the Company owns or has any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Nexar Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

     (d) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Price Guarantee Rights under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Price Guarantee Rights to the Buyer pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or before the Closing Date.

     (e) CERTAIN EXPENSES. Whether or not the closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer) incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby. For purposes of this provision, invoices of the Buyer's legal counsel in the form customarily given by such counsel to the Buyer shall be satisfactory detail and evidence of the same.

     (f) BEST EFFORTS. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to complete the closing of the transactions contemplated by this Agreement set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date and to satisfy each of the other party's conditions to escrow release in Section 5(b)(2) or 5(b)(3), as the case may be, on or before the applicable date.

5.   CLOSING DATE; ESCROW RELEASE.

     (a) CLOSING DATE. The date of the sale of the Nexar Shares (the "Closing Date") shall be January 8, 1998. Such closing shall occur on the Closing Date at the offices of the Escrow Agent. The Buyer and the Company agree that, upon completion of the closing on the Closing Date, the Nexar Shares shall be deemed to be sold by the Company and purchased by the Buyer and only delivery of the Nexar Shares to the Buyer upon release from escrow by the Escrow Agent and delivery of the purchase price to the Company upon release from escrow by the Escrow Agent shall not have occurred.

     (b) ESCROW RELEASE. (1) The Buyer hereby instructs the Escrow Agent to submit to Nexar or its transfer agent the certificate for the Nexar Shares promptly after the Closing Date to register the transfer thereof to the Buyer and to dispatch the balance of the shares of Common Stock represented by such certificate to the Company.

          (2) The release by the Escrow Agent of the Nexar Shares to the Buyer shall be subject to the following conditions precedent, any or all of which may be waived by the Company:

               (A) on or before January 15, 1998, the Buyer and the custodian (the "Custodian") identified in the Custody Agreement, dated as of the date hereof in the form attached hereto as ANNEX II (the "Custody Agreement") shall have executed and delivered, one to the other, the Custody Agreement and the Buyer shall have furnished a copy thereof to the Company;

               (B) on or before January 15, 1998, the closing under the Exchange Agreement shall have occurred and the Buyer shall have executed and delivered to the Company a general release and waiver in the form specified in the Exchange Agreement;

               (C) on or before January 29, 1998, the Nexar Shares shall have been transferred of record to, and registered in the name of, the Buyer, without restrictive legend; and

               (D) on or before January 29, 1998, a certificate for the 39,264 shares of Common Stock included in the certificate for the Nexar Shares shall have been returned to the Company.

          (3) The release by the Escrow Agent to the Company of the purchase price for the Nexar Shares shall be subject to satisfaction of the following conditions precedent any or all of which may be waived by the Buyer:

               (A) the representations and warranties of the Company in this Agreement made as of the date of this Agreement and as of the Closing Date shall have been true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

               (B) the Company shall have performed on or before the Escrow Release Date all covenants and agreements of the Company required to be performed on or before the Escrow Release Date.

               (C) on or before January 15, 1998, a notification by the Buyer to the Attorney General of the Commonwealth of Massachusetts pursuant to G.L. c. 271, Sec. 49(d) of the laws of the Commonwealth of Massachusetts making the provisions of G.L. c. 271, Sec. 49(a) inapplicable to the transactions contemplated by this Agreement shall have been given to and accepted by the Attorney General of the Commonwealth of Massachusetts;

               (D) on or before January 15, 1998, the Buyer shall have received a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the certificate of incorporation and by-laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and (3) such other matters as reasonably requested by the Buyer;

               (E) on or before January 29, 1998, the Nexar Shares shall have been transferred of record to, and registered in the name of, the Buyer, without restrictive legend; and

               (F) on or before January 15, 1998, the Buyer shall have received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto.

               (G) on or before January 15, 1998, the Buyer shall have received a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming the matters set forth in Section 7(b).

          (4) The date on which all of the conditions precedent in Sections 5(b)(2) and 5(b)(3) are satisfied or waived is referred to herein as the "Escrow Release Date."

          (5) On the Escrow Release Date, the Company and the Buyer shall instruct the Escrow Agent that the Escrow Release Date has occurred.

          (6) If the Escrow Release Date does not occur on or before January 29, 1998, then the Escrow Agent shall release to the Company all shares of Nexar Common Stock in the possession of the Escrow Agent and shall release an amount equal to the purchase price for the Nexar Shares to the Buyer. If the Nexar Shares have been issued in the name of the Buyer, the Buyer shall cooperate in causing such shares to be re-issued in the Company's name.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Buyer understands that the Company's obligation to sell the Nexar Shares to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

     (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

     (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Nexar Shares in accordance with Section 1(c) hereof; and

     (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligations to purchase and pay for the Nexar Shares pursuant to this Agreement on the Closing Date are conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

     (a) Delivery by the Company to the Escrow Agent of the Nexar Shares in accordance with this Agreement; and

     (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required by this Agreement and all other documents and instruments relating hereto to be performed on or before the Closing Date.

8.   PRICE GUARANTEE RIGHTS.

     (a) CUSTODY DEPOSIT. If the Nexar Shares are released by the Escrow Agent to the Buyer on the Escrow Release Date in accordance with the Joint Escrow Instructions, immediately following such release on the Escrow Release Date, the Buyer shall deposit 400,000 of the Nexar Shares with the Custodian pursuant to the Custody Agreement. Such deposit shall be made solely for purposes of administering the provisions of this Section 8 with respect to the Price Guarantee Rights and shall not in any way limit or affect the ownership of the Nexar Shares by the Buyer and shall not in any manner create any lien, pledge, charge, equity, encumbrance, claim or right of the Company of any nature whatsoever in or with respect to the Nexar Shares. For purposes of this Section 8, the Nexar Shares shall be deemed to include any additional shares of Nexar Common Stock distributed to or received by the Custodian as a stock dividend, stock split or other distribution on the Nexar Shares held by the Custodian.

     (b) RELEASE FROM CUSTODY. The Buyer shall have the right from time to time to direct the Custodian to release from custody the Nexar Shares by notice to the Custodian in the form attached as Exhibit A to the Custody Agreement (each, a "Release Notice"); PROVIDED, HOWEVER, that the aggregate Release Price (as defined herein) of all Nexar Shares released from custody by the Buyer during any period of 30 consecutive days may not exceed $666,667.00; and PROVIDED FURTHER, HOWEVER, that the Buyer shall be required to direct the Custodian to release all of the Nexar Shares to the Buyer on or before the date which is two years after the Closing Date. The Buyer shall furnish to the Company a copy of each Release Notice given by the Buyer to the Custodian within one Business Day after the Buyer gives such Release Notice to the Custodian. A Release Notice given by the Buyer to the Custodian shall be deemed for all purposes to be in proper form unless the Company notifies the Buyer in writing within three
Business Days after such Release Notice has been given (which notice shall specify all defects in such Release Notice), and any Release Notice containing any such defect shall nonetheless be effective on the date given if the Buyer promptly undertakes to correct all such defects. No such claim of error shall limit or delay the buyer's right to release of the Nexar Shares to which such Release Notice relates. Any Nexar Shares as to which the Buyer has not given a Release Notice on or before the date which is two years after the Closing Date shall be automatically released on the date which is two years after the Closing Date (the "Automatic Release") and the Redemption Price for such shares shall be calculated as of such date.

     (C) RELEASE PRICE. For purposes of computing the amount of the Price Guarantee Rights, a Release Price shall be determined for each Nexar Share released pursuant to a Release Notice or the Automatic Release. As used herein, the following terms shall have the following meanings:

          "Market Price" of any security on any date means the closing bid price of such security on such date on the Nasdaq National Market or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P. (subject to equitable adjustments from time to time on terms reasonably acceptable to the Buyer and the Company for (1) stock splits, (2) stock dividends, (3) combinations, (4) capital reorganizations, (5) issuance to all holders of Nexar Common Stock rights or warrants to purchase shares of Nexar Common Stock, (6) the distribution by Nexar to all holders of Nexar Common Stock of evidences of indebtedness of Nexar or cash (other than regular quarterly cash dividends), (7) repurchases of shares of Nexar Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than ten percent of the Nexar Common Stock outstanding and (8) similar events relating to the Nexar Common Stock, in each such case which occur, or with respect to which "ex-" trading of the Nexar Common Stock begins during a period of five consecutive Trading Days used for determining the Release Price of any Nexar Shares).

          "Release Date" means any date on which a Release Notice is given by the Buyer pursuant to the Custody Agreement and the date of the Automatic Release, if any.

          "Release Percentage" means, with respect to any Release Date, the applicable percentage set forth opposite such date below:

         DATE                                                 RELEASE PERCENTAGE

         Closing Date through 30th day thereafter                    100%

         31st through 60th day after Closing Date                     95%

         61st through 90th day after Closing Date                     90%

         91st day after Closing Date and thereafter                   85%

          "Release Price" means, for any Release Date, the product of (x) the arithmetic average of the Market Price of the Nexar Common Stock for the five consecutive Trading Days ending on the Trading Day prior to such Release Date TIMES (y) the Release Percentage applicable to such Release Date.

          "Trading Day" means a day on whichever of (x) the national securities exchange or (y) the Nasdaq National Market which at the time constitutes the principal securities market for the Common Stock is open for general trading.

     (d) PAYMENT OF PRICE GUARANTEE RIGHTS. If after release of all of the Nexar Shares by the Custodian under the Custody Agreement the ("Final Release Date"), the aggregate Release Price for all of the Nexar Shares shall be less than $2,000,000.00 then the Company shall pay to the Buyer as and when required by this Agreement an amount equal to the amount by which $2,000,000.00 exceeds the aggregate Release Price for all of the Nexar Shares. The amount, if any, payable by the Company to the Buyer pursuant to this Section 8(d) shall be paid by wire transfer in immediately available funds on the date which is two years after the Closing Date, to such account as shall be specified for such purpose by notice from the Buyer to the Company. Any amount due under this Section 8(d) which is not paid when due shall accrue interest at the rate of 14% per annum until paid.

9.   MISCELLANEOUS.

     (a) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

     (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to the date of execution and delivery of this Agreement shall be deemed a reference to the later of such dates set forth below each party's respective signature on the signature page hereof.

     (c)  The  headings,   captions  and  footers  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

     (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

     (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

     (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Director of Finance (telephone line facsimile transmission number (781) 676-7330) or, in the case of the Buyer, at its address shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number (425) 462-4645) or such other address as a party shall have provided by notice to the other party in accordance with this provision.

     (h) Prior to the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Nexar Shares, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Nexar Shares so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Nexar Shares the obligation for the purchase of which has been so assigned. Any transfer of Nexar Shares by the Buyer of rights under this Agreement after the Closing Date shall be made in accordance with Section 4(a).

     (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

     (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

     (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto by their respective officers thereunto duly authorized as of the date first set forth above.

NUMBER OF NEXAR SHARES:  500,000

PURCHASE PRICE:  $2,000,000.00

                                       ADVANTAGE FUND LIMITED

                                       By:   /s/  A.P. de Groot
                                          ---------------------
                                                A.P. de Groot
                                                President

                                       Address:
                                       c/o CITCO
                                       Kaya Flamboyan 9
                                       Curatao, Netherlands Antilles

                                       Facsimile No.:     011-599-97322008

                                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                       By:   /s/  Joseph P. Caruso
                                          -------------------------------
                                         Title:   Chief Financial Officer